EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Yves Audebert, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of ActivCard Corp. on Form 10-Q for the fiscal quarter ended March 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of ActivCard Corp.

Date: May 7, 2004	/s/ Yves Audebert
Yves Audebert
President and Chief Operating Officer

A signed original of this written statement required by section 906 has been provided to ActivCard Corp. and will be retained by ActivCard Corp. and furnished to the Securities and Exchange Commission upon request.